SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 31, 2000


                       Pacific Gateway Exchange, Inc.
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           (Exact name of registrant as specified in its charter)


        Delaware                       000-21043                94-3134065
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(State or other jurisdiction          (Commission            I.R.S. Employer
    of Incorporation                   File Number          Identification No.)


500 Airport Boulevard, Suite 340
Burlingame, California                                         94010
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(Address of principal executive offices)                       Zip Code)

Registrant's telephone number, including area code: (650) 375-6700


                              (Not Applicable)
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(Former name or former address, if changed since last report)



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Item 5.    Other Events.
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     Thomas J. Murphy, Co-Chief Operating Officer, Network Development and
IP Services, has resigned his position with Pacific Gateway Exchange, Inc. effective May 31, 2000. He had served as COO since August 1999 and prior to that he served as Executive Vice President, Global Networks and Multimedia Services since August 1998. Mr. Murphy will continue, on a limited basis, to consult the Company on matters such as its recently announced cable network sales. Mr. Murphy resigned to pursue other business opportunities.

     Ronald D. Anderson, Senior Vice President, Operations and Engineering, has resigned his position with Pacific Gateway Exchange, Inc. effective June 16, 2000. He has served in that position since December 1992. Mr. Anderson resigned to pursue other business opportunities.



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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 7, 2000                PACIFIC GATEWAY EXCHANGE, INC.



                                          By:  /s/ Caye Hursey
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                                               Caye Hursey
                                               Acting Chief Financial Officer



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